UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Filed by a Party other than the Registrant ☐

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☐ Preliminary Proxy Statement
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☐ Soliciting Material Pursuant to §240.14a-12

UNITY BANCORP, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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 Unity Bancorp, Inc.
2012 Proxy

UNITY BANCORP, INC.
64 Old Highway 22
Clinton, New Jersey 08809

March 23, 2012

Dear Shareholder:

You are cordially invited to attend the Annual Meeting of Shareholders (the “Annual Meeting”) of Unity Bancorp, Inc. (the “Company”) to be held on April 26, 2012 at 3:00 p.m. at the Grand Colonial Restaurant, 86 Route 173 West, Perryville (Hampton), New Jersey, (908-735-7889).
At the Annual Meeting, shareholders will be asked to consider and vote upon:

-	The election of the three (3) nominees listed in the attached proxy statement to serve on the Board of Directors for the terms set forth therein for each nominee.
-
The approval of the following advisory (non-binding) proposal: “Resolved, that the shareholders approve the compensation of the Company’s named executive officers as described in the tabular disclosure regarding named executive officers (together with the accompanying narrative disclosure) in this Proxy Statement.”

-	The ratification of the selection of McGladrey & Pullen, LLP, as the Company’s independent external auditors for the year ending December 31, 2012.
-	Such other business as may properly come before the Annual Meeting and at any adjournments thereof, including whether or not to adjourn the Annual Meeting.

Space is limited for the Annual Meeting.  If you plan on attending the Annual Meeting, please mark the appropriate box on the proxy card so we can reserve enough space to accommodate all attendees.

Your cooperation is appreciated since a majority of the outstanding shares of Common Stock of the Company must be represented, either in person or by proxy, to constitute a quorum for the conduct of business.  Whether or not you expect to attend, please sign, date and return the enclosed proxy card promptly in the postage-paid envelope provided so that your shares of Company Common Stock will be represented.  In addition, please be kind enough to note on the proxy card whether or not you intend to be present at the Annual Meeting.

On behalf of the Board of Directors and all of the employees of the Company, I thank you for your continued interest and support.

Sincerely yours,

DAVID D. DALLAS
Chairman of the Board

UNITY BANCORP, INC.
64 Old Highway 22
Clinton, New Jersey 08809

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD APRIL 26, 2012

Notice is hereby given that the 2012 Annual Meeting of Shareholders (the “Annual Meeting”) of Unity Bancorp, Inc., (the “Company”), will be held on April 26, 2012 at 3:00 p.m. at the Grand Colonial Restaurant, 86 Route 173 West, Perryville (Hampton), New Jersey, (908-735-7889), for the purpose of considering and voting upon the following matters:

-	The election of the three (3) nominees listed in the attached proxy statement to serve on the Board of Directors for the terms set forth therein for each nominee.
-
The approval of the following advisory (non-binding) proposal: “Resolved, that the shareholders approve the compensation of the Company’s named executive officers as described in the tabular disclosure regarding named executive officers (together with the accompanying narrative disclosure) in this Proxy Statement.”

-	The ratification of the selection of McGladrey & Pullen, LLP, as the Company’s independent external auditors for the year ending December 31, 2012.
-	Such other business as may properly come before the Annual Meeting and at any adjournments thereof, including whether or not to adjourn the Annual Meeting.

Shareholders of record at the close of business on March 2, 2012, are entitled to notice of, and to vote at, the Annual Meeting.  If you plan on attending the Annual Meeting, please mark the appropriate box on the proxy card so we can reserve enough space to accommodate all attendees.

All shareholders are cordially invited to attend the Annual Meeting.  Whether or not you contemplate attending the Annual Meeting, please execute the enclosed proxy and return it to the Company.  You may revoke your proxy at any time prior to the exercise of the proxy by delivering to the Company a later-dated proxy or by delivering a written notice of revocation to the Company.  A return envelope, which does not require postage if mailed in the United States, is enclosed for your convenience.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDERS’ MEETING TO BE HELD ON APRIL 26, 2012:
You may access the Annual Report, Proxy Statement and Proxy Card at the following website: http://www.snl.com/IRWebLinkX/GenPage.aspx?IID=101233&GKP=205317

By Order of the Board of Directors

DAVID D. DALLAS
Chairman of the Board

March 23, 2012
Clinton, New Jersey

UNITY BANCORP, INC.
64 Old Highway 22
Clinton, New Jersey 08809
_____________________________

PROXY STATEMENT
ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD APRIL 26, 2012
_____________________________

We are providing these proxy materials in connection with the solicitation by the Board of Directors of Unity Bancorp, Inc. (the “Company”) of proxies to be voted at the Company’s 2012 Annual Meeting of Shareholders (the “Annual Meeting”) to be held on April 26, 2012, and at any postponement or adjournment of the Annual Meeting.

You are cordially invited to attend the Annual Meeting, which will begin at 3:00 p.m. local time.  The Annual Meeting will be held at the Grand Colonial Restaurant, 86 Route 173 West, Perryville (Hampton), New Jersey, (908-735-7889).  Shareholders will be admitted beginning at 2:45 p.m. local time. (Directions:  Route 78 West to Exit 12 to end of ramp, turn left onto Route 173 West and proceed to restaurant on right; or Route 78 East to Exit 11 to end of ramp, turn left on Route 614, turn right onto Route 173 East and proceed to restaurant.)

The Company is first mailing this proxy statement and proxy card (including voting instructions) on or about March 23, 2012, to persons who were Unity Bancorp, Inc. shareholders at the close of business on March 2, 2012, the record date for the Annual Meeting.

PROXIES AND VOTING PROCEDURES

Who Can Vote?

You are entitled to vote at the Annual Meeting all shares of the Company’s Common Stock, no par value per share (the “Common Stock”), that you held as of the close of business on the record date.  Each share of Common Stock is entitled to one vote with respect to each matter properly brought before the Annual Meeting.

On March 2, 2012, there were 7,461,405 shares of Common Stock outstanding.

In accordance with New Jersey law, a list of shareholders entitled to vote at the meeting will be available at the Annual Meeting.

Who Is a Record Holder?

You may own Common Stock either (1) directly in your name, in which case you are the record holder of such shares, or (2) indirectly through a broker, bank or other nominee, in which case such nominee is the record holder.

If your shares of Common Stock are registered directly in your name, the Company is sending these proxy materials directly to you.  If the record holder of your shares of Common Stock is a nominee, you will receive proxy materials from such record holder.

How Do I Vote?

Record Holders:
-
By Mail.  If you choose to vote by mail, mark your proxy, date and sign it, and return it in the postage-paid envelope provided.  Your vote by mail must be received by the close of voting at the Annual Meeting on April 26, 2012.

-	By Attending the Annual Meeting. If you attend the Annual Meeting, you can vote your shares of Common Stock in person.

Stock Held by Brokers, Banks and Nominees:

If your Common Stock is held by a broker, bank or other nominee, you will receive instructions from them that you must follow in order to have your shares voted.

If you plan to attend the Annual Meeting and vote in person, you will need to contact the broker, bank or other nominee to obtain evidence of your ownership of Common Stock on March 2, 2012.

The method by which you vote will in no way limit your right to vote at the Annual Meeting if you later decide to attend in person.

How Many Votes Are Required?

A quorum is required to transact business at the Annual Meeting.  The Company will have a quorum and be able to conduct the business of the Annual Meeting if the holders of a majority of the shares of Common Stock entitled to vote are present at the Annual Meeting, either in person or by proxy.

If a quorum is present, Directors will be elected by a plurality of votes cast at the Annual Meeting.  Thus, a Director may be elected even if the Director receives less than a majority of the shares of Common Stock represented at the Annual Meeting.  Approval of each of the other proposals requires the vote of a majority of those shares voting at the Annual Meeting.

How Are Votes Counted?

All shares that have been properly voted, and not revoked, will be voted at the Annual Meeting in accordance with the instructions given.  If you sign and return your proxy card, but do not specify how you wish your shares to be voted, your shares represented by that proxy will be voted “for” each of the proposals listed in the notice of meeting and as recommended by the Board of Directors on any other business to be conducted at the Annual Meeting.  The Board is not aware of any other business to be conducted at the Annual Meeting.

Proxies marked as abstaining, and any proxies returned by brokers as “non-votes” on behalf of shares held in street name because beneficial owners’ discretion has been withheld as to one or more matters to be acted upon at the Annual Meeting, will be treated as present for purposes of determining whether a quorum is present at the Annual Meeting.  However, any shares not voted as a result of a marked abstention or a broker non-vote will not be counted as votes for or against a particular matter.  Accordingly, marked abstentions and broker non-votes will have no effect on the outcome of a vote.

How does the Board recommend that I vote my shares?

Unless you give other instructions on your proxy card, the persons named as proxies on the card will vote in accordance with the recommendations of the Board of Directors.  The Board’s recommendation is set forth together with the description of each item in this Proxy Statement. In summary, the Board recommends a vote:

FOR the Directors’ nominees to the Board of Directors;
FOR approval of the advisory proposal on executive compensation; and
FOR ratification of McGladrey & Pullen, LLP, as the Company’s independent external auditors.

How Can I Revoke My Proxy or Change My Vote?

You can revoke your proxy at any time before it is exercised by timely delivery of a properly executed, later-dated proxy or by voting in person at the Annual Meeting.

Who Will Pay the Expenses of Proxy Distribution?

The Company will pay the expenses of the preparation of proxy materials and the solicitation of proxies.  Proxies may be solicited on behalf of the Company by Directors, officers or employees of the Company, who will receive no additional compensation for soliciting, in person or by telephone, e-mail, facsimile or other electronic means.  In accordance with the regulations of the Securities and Exchange Commission (“SEC”) and the Financial Industry Regulatory Authority (“FINRA”), the Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for their expenses incurred in sending proxies and proxy materials to beneficial owners of Common Stock.

PROPOSAL 1 - ELECTION OF DIRECTORS

In accordance with the Certificate of Incorporation and the Bylaws of the Company, the Board of Directors must consist of not less than one (1) and not more than fifteen (15) Directors.  The Board of Directors of the Company currently has ten (10) members.  The Board of Directors is divided into three classes.

Three (3) Directors will be elected at this Annual Meeting to serve for three-year (3-year) terms expiring at the Company’s Annual Meeting in 2015 and until their successors are duly elected and qualified.  All nominees are current members of the Company’s Board of Directors.

The following tables set forth, as of the record date, the names of the nominees and of those Directors whose terms continue beyond the Annual Meeting, their ages, a brief description of their recent business experience, including present occupations and employment, certain Directorships held by each, the year in which each became a Director of the Company and the year in which their terms (or in the case of the nominees, their proposed terms) as Director of the Company expire.

The persons named in the enclosed proxy card will vote such proxy “FOR” the election of each of the nominees named above unless you indicate that your vote should be withheld.  If elected, each nominee will continue in office until his successor has been duly elected and qualified, or until the earliest of his death, resignation, retirement or removal.  Each of the nominees has indicated to the Company that he or she will serve if elected.  The Company does not anticipate that any of the nominees will be unable to stand for election, but if that happens, your proxy will be voted in favor of another person nominated by the Board.

The Board of Directors has nominated and recommends a vote FOR the election of Dr. Mark S. Brody, Charles S. Loring and Raj Patel.

 Table I — Nominees for 2012 Annual Meeting

Name, Age and Position with Company (1)	Principal Occupation During Past Five Years	Director Since (2)	Term Expires
Dr. Mark S. Brody, 59 Director	V.P. Planned Financial Programs, Inc.; Managing Member, Financial Planning Analysts, LLC; New York State Licensed Physician	2002	2015
Charles S. Loring, 70 Director	Owner, Charles S. Loring, Certified Public Accountant	1991	2015
Raj Patel, 57 Director	President/CEO of Raja Group, a distributor for convenience stores; CEO of Millennium Hospitality; Founder and Board Member of Rainbow Investment Group, and Founder Rainbow Distribution Group.	2007	2015

Table II – Directors of the Company Whose Terms Continue
Beyond this Annual Meeting

Name, Age and Position with Company (1)	Principal Occupation During Past Five Years	Director Since (2)	Term Expires
James A. Hughes, 53 President, CEO and Director	President and CEO of the Company and the Bank	2002	2013
Allen Tucker, 85 Vice Chairman	President, Tucker Enterprises Real Estate Builder and Investor	1995	2013
Mary E. Gross, 51 Director	Partner, Human Edge Resources, LLC Director of Career Management Services for The Wharton School MBA Program for Executives	2009	2013
Wayne Courtright, 64 Director	Consultant; Retired, Former Banker	2004	2014
David D. Dallas(3), 57 Chairman	Chairman of the Company and the Bank; Chief Executive Officer of Dallas Group of America, Inc. (Chemicals)	1991	2014
Robert H. Dallas II(3), 65 Director	President of Dallas Group of America, Inc. (Chemicals)	1991	2014
Peter E. Maricondo, 65 Director	Financial Consultant	2004	2014

(1)	Each Director of the Company is also a Director of the Bank.
(2)	Includes prior service on the Board of Directors of the Bank.
(3)	David D. Dallas and Robert H. Dallas, II, are brothers.

No Director of the Company is also a Director of any other company registered pursuant to Section 12 of the Securities Exchange Act of 1934 or any company registered as an investment company under the Investment Company Act of 1940.

GOVERNANCE OF THE COMPANY

Meetings of the Board of Directors and Committee Meetings

During the fiscal year ended December 31, 2011, the Board of Directors of the Company held twelve (12) meetings and one (1) Strategic Planning Meeting.  During the fiscal year ended December 31, 2011, no Director attended fewer than 75% of the aggregate of (i) the meetings of the Board of Directors, and (ii) meetings of the Committees of the Board of Directors on which such Director served.  The Board of Directors has determined that each of the following Directors of the Company is “independent” within the meaning of the NASDAQ’s listing standards:  Dr. Mark S. Brody, Wayne Courtright, Mary E. Gross, Charles S. Loring, Peter E. Maricondo, Raj Patel and Allen Tucker, constituting a majority of the Board.  In reviewing the independence of these Directors, the Board considered that Messrs. Brody, Courtright, Loring, Maricondo, Patel, Tucker and Ms. Gross engaged in ordinary course banking transactions with the Bank, including loans that were made in accordance with Federal Reserve Regulation O.  The Company’s policy is to require all Directors to attend Annual Meetings of Shareholders absent extenuating circumstances.  All of the Company’s Directors attended the Company’s 2011 Annual Meeting of Shareholders, with the exception of Charles S. Loring due to personal health issues.

Director Qualifications

Dr. Mark S. Brody:  Dr. Mark S. Brody has been a Director of the Company and the Bank since 2002.  Dr. Brody is also the Vice President of Planned Financial Programs, Inc. and Managing Member, Financial Planning Analysts, LLC, financial and investment advisory firms.  Dr. Brody has extensive experience in financial markets and is considered to be an Audit Committee financial expert as such term is defined by SEC regulations.

Wayne Courtright:  Wayne Courtright has been a Director of the Company and the Bank since 2004.  Mr. Courtright is a retired banker, who has served in the capacity of Chief Lending Officer at several institutions.  Mr. Courtright has extensive experience in the banking industry.

David D. Dallas:  David D. Dallas has been a Director of the Company and the Bank since 1991 and is the current Chairman.  Mr. Dallas was an original founder of the Bank.  Mr. Dallas is also the CEO of Dallas Group of America, Inc.  Mr. Dallas has extensive experience in business management and as a developer/builder of real estate and has extensive knowledge of NJ markets.  Mr. Dallas is a prominent businessman in NJ and has many contacts to generate new business.

Robert H. Dallas, II:  Robert H. Dallas, II, has been a Director of the Company and the Bank since 1991.  Mr. Dallas was an original founder of the Bank.  Mr. Dallas is the President of Dallas Group of America, Inc.  Mr. Dallas has extensive experience as a developer/builder of real estate and has extensive knowledge of NJ markets.  Mr. Dallas is a prominent businessman in NJ and has many contacts to generate new business.

Mary E. Gross:  Mary E. Gross has been a Director of the Bank since 2009 and a Director of the Company since February, 2011.  Ms. Gross is a partner and founder of Human Edge Resources, LLC, a management and human resources consulting firm. She is also currently working for the Wharton School of the University of Pennsylvania as the Director of Career Management Services for the Wharton MBA Program for Executives.  Ms. Gross holds an MBA from the Wharton School of the University of Pennsylvania and a Bachelor’s degree in Accounting from the University of Maryland and is considered to be an Audit Committee financial expert as such term is defined by SEC regulations.  Ms. Gross’ human resources experience provides a significant benefit to the Company by helping the Board and management evaluate human resources matters.

James A. Hughes:  James A. Hughes has been a Director of the Company and the Bank since 2002.  Mr. Hughes has a Bachelor’s degree in Accounting from Mount St. Mary’s, a Master’s degree in Business Administration from Seton Hall University and is a Certified Public Accountant.  Prior to joining Unity Bank, Mr. Hughes was a Senior Vice President at Summit Bancorp and also worked in public accounting for KPMG.  The Board believes it is important that Mr. Hughes, as the senior managing officer of the Company and the Bank, participate in all Board deliberations and decisions.

Charles S. Loring:  Charles S. Loring has been a Director of the Company and the Bank since 1991 and was an original founder of the Bank.  Mr. Loring is self-employed as a Certified Public Accountant.  Mr. Loring has extensive financial experience and is considered to be an Audit Committee financial expert as such term is defined by SEC regulations.

Peter E. Maricondo:  Peter E. Maricondo has been a Director of the Company and a Director of the Bank since 2004.  Mr. Maricondo is currently a financial consultant.  Prior to financial consulting, Mr. Maricondo served as the Vice President/Corporate Controller at NUI Corporation in Bedminster, New Jersey and was the Vice President/Controller and Chief Accounting Officer at GPU, Inc.  Mr. Maricondo holds an MBA degree in Accounting from Seton Hall University.  He is a Certified Public Accountant and is considered to be an Audit Committee financial expert as such term is defined by SEC regulations.

Raj Patel:  Raj Patel has been a Director of the Company since 2008 and a Director of the Bank since 2007.  Mr. Patel is currently serving as the President and CEO of the Raja Group, a real estate acquisition company and CEO of Millennium Hospitality, a real estate holding company.  Mr. Patel is also the founder of Rainbow Investments, a diverse business investment company.  Mr. Patel holds a Bachelor’s degree in Engineering from SP University in India.  Mr. Patel has extensive small business management and investment experience and is able to assist the Board in evaluating small business customers.

Allen Tucker:  Allen Tucker has been a Director of the Company and the Bank since 1995 and is the current Vice Chairman.  Mr. Tucker is also the President of Tucker Enterprises.  Mr. Tucker has extensive experience as a developer/builder of real estate and has extensive knowledge of NJ markets.

Diversity

Diversity in knowledge, skills and experience is considered by the Board of Directors when evaluating nominees.  From time to time, the Board of Directors may develop specific additional selection criteria for Board membership, taking into consideration current Board composition and ensuring that the appropriate knowledge, skills and experience are represented.

Board Leadership

Historically, the Company has separated the positions of CEO and Board Chairman, with the Board Chairman’s position being filled by a non-employee member of the Board.  The Board believes that this structure has been the most appropriate for the Company because it provides the Board with an additional diversity of views on managing the Company and provides the Board with greater independent leadership.

Risk Oversight

Risk is an inherent part of the business of banking.  Risks faced by the Bank include credit risk relating to its loans and interest rate risk to its entire balance sheet.  The Board of Directors oversees these risks through the adoption of policies and by delegating oversight to certain Board committees, including the Executive Loan and Risk Management Committees.

Audit Committee

The Company maintains an Audit Committee of the Board of Directors, which consisted of Chairman Peter E. Maricondo, and Directors Dr. Mark S. Brody, Wayne Courtright, Mary E. Gross and Charles S. Loring during the fiscal year ended December 31, 2011.  The Audit Committee met four (4) times in 2011, and also held three (3) telephone conference calls with its external auditors in 2011.  All Directors who serve on the Audit Committee are “independent” under the heightened NASDAQ listing standards and the SEC’s rules applicable to audit committees.  The Board has determined that each of Messrs. Maricondo, Brody, and Loring, in addition to Ms. Gross, are considered “Audit Committee financial experts” as defined in Item 401(h) of the SEC’s Regulation S-K.

The Audit Committee is appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities.  The Board has adopted a written charter setting forth the functions of the Audit Committee.  The functions of the Audit Committee are to:  (i) monitor the integrity of the Company’s financial reporting process and system of internal controls; (ii) monitor the independence and performance of the Company’s external and internal auditing functions and determine the engagement of the external and internal auditors; (iii) provide avenues of communication among the external and internal auditors and the Board of Directors; (iv) review and monitor compliance with the Company’s Bank Secrecy Act (“BSA”) policy, procedures and practices; and (v) review and monitor compliance with the Company’s policies, procedures and practices.  The Audit Committee reviews this charter annually in order to assure compliance with current SEC and NASDAQ rule-making and to assure that the Audit Committee’s functions and procedures are appropriately defined and implemented.  A copy of our Audit Committee Charter is available on our website at www.unitybank.com.

The Audit Committee also reviews and evaluates the recommendations of the Company’s independent certified public accountant, receives all reports of examination of the Company and the Bank by regulatory agencies, analyzes such regulatory reports and informs the Board of the results of their analysis of the regulatory reports.  In addition, the Audit Committee receives reports directly from the Company’s internal auditors and recommends any action to be taken in connection therewith.

Human Resources (“HR”) /Compensation Committee

The HR/Compensation Committee consisted of Chairman Dr. Mark S. Brody and Directors Mary E. Gross and Peter E. Maricondo during the fiscal year ended December 31, 2011.  The HR/Compensation Committee met three (3) times in 2011.  As of the date hereof, Dr. Mark S. Brody, Mary E. Gross and Peter E. Maricondo are considered to be “independent” for purposes of NASDAQ listing standards.  Bank Directors Dr. Austin H. Kutscher, Jr. and Donald E. Souders were invited guests to the HR/Compensation Committee meetings as well.

The HR/Compensation Committee is appointed by the Board of Directors to assist the Board in fulfilling its responsibilities with respect to human resources issues, policies relating to human resources and compensation of employees, including executive compensation.  The HR/Compensation Committee performs functions that include monitoring human resources and compensation issues and practices, both internally and in the marketplace, conducting surveys and studies as to these issues, keeping abreast of current developments in the relevant fields, developing compensation ranges/grades, human resources policies and employment manual updates.  Based on the results of its activities, the HR/Compensation Committee sets the compensation for our executive officers and for the members of our Board.  The HR/Compensation Committee does not delegate its authority regarding compensation.  Currently, no consultants are engaged or used by the HR/Compensation Committee for purposes of determining or recommending compensation. The Board of Directors has adopted a written charter for the HR/Compensation Committee which is available on our website at www.unitybank.com.

HR/Compensation Committee Interlocks and Insider Participation

No members of the HR/Compensation Committee are or were officers or employees of the Company.

Nomination Process

The Company does not maintain a separate Nominating Committee.  The full Board of Directors, which is comprised of a majority of independent Directors within the meaning of the NASDAQ listing standards, performs the functions and fulfills the role of a Nominating Committee.  In accordance with NASDAQ listing standards, each nominee selected by the Board must be approved by a majority of the independent Directors.  The Company does not believe that a Nominating Committee is needed in light of the foregoing approval requirement and the fact that the Board consists largely of independent Directors.  Although the Board has not adopted a formal written charter relating to its nominating procedures, it has adopted a resolution regarding the nomination process.  The Board of Directors carefully considers all Director candidates recommended by the Company’s shareholders, and the Board does not and will not evaluate such candidate recommendations any differently from the way it evaluates other candidates.  In its evaluation of each proposed candidate, the Board considers many factors including, without limitation, the individual’s experience, character, demonstrations of judgment and ability, and financial and other special expertise.  The Board is also authorized to obtain the assistance of an independent third party to complete the process of finding, evaluating and selecting suitable candidates for Director.  Candidates must be at least 30 years old.  Any shareholder who wishes to recommend an individual as a nominee for election to the Board of Directors should submit such recommendation in writing to the Corporate Secretary of the Company, together with information regarding the experience, education and general background of the individual and a statement as to why the shareholder believes such individual to be an appropriate candidate for Director of the Company.  Such recommendation should be provided to the Company no later than the deadline for submission of shareholder proposals with respect to the Annual Meeting at which such candidate, if nominated by the Board, would be proposed for election.

Communications with the Board of Directors

The Company encourages shareholder communications with the Board of Directors, but does not have a formal process.  All such communications should be directed to the Chief Executive Officer of the Company, who will circulate them to the other members of the Board.  The Board does not screen shareholder communications through management.

Code of Ethics

The Company has adopted a Code of Ethics in accordance with SEC regulations, applicable to the Company’s Chief Executive Officer, Chief Operating Officer, senior financial officers and the Board of Directors.  Our Code of ethics is available on our website at www.unitybank.com.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Company’s independent registered public accounting firm for the fiscal year ended December 31, 2011, was McGladrey & Pullen, LLP.  Representatives of McGladrey & Pullen, LLP, are expected to be present at the Annual Meeting and will have an opportunity to make a statement, if they desire to do so, and will be available to respond to appropriate questions.

Fees Paid to the Company’s Independent Registered Public Accounting Firm during Fiscal Years 2011 and 2010.

Audit Fees

The Company was billed the aggregate amount of $156,261 for the fiscal year ended December 31, 2011, for professional services rendered by McGladrey & Pullen, LLP, for its audit of the Company’s Consolidated Financial Statements for 2011 and review of the Consolidated Financial Statements included in the Company’s Forms 10-Q during 2011.

The Company was billed the aggregate amount of $158,668 for fiscal year ended December 31, 2010, for professional services rendered by McGladrey & Pullen, LLP, for its audit of the Company’s Consolidated Financial Statements for 2010 and review of the Consolidated Financial Statements included in the Company’s Forms 10-Q during 2010.

All Other Fees

In addition to the fees set forth above under Audit Fees, the Company was billed $35,252 for professional services related to the audit of the Company’s 401(k) Plan and the filing of a Form S-8 in fiscal year 2011.  The Audit Committee has considered whether the provision of these services is compatible with maintaining the independence of McGladrey & Pullen, LLP, and approved such retention.

In addition to the fees set forth above under Audit Fees, the Company was billed $22,500 for professional services related to the Audit of the Company’s 401(k) Plan in fiscal year 2010.  The Audit Committee has considered whether the provision of these services is compatible with maintaining the independence of McGladrey & Pullen LLP, and approved such retention.

Pre-Approval of Audit and Permissible Non-Audit Services

The Audit Committee generally pre-approves all audit and permissible non-audit services provided by the independent external auditors.  These services may include audit services, audit-related services, tax services and other services.  The Audit Committee has adopted a policy for the pre-approval of services provided by the independent external auditors.  Under the policy, pre-approval is generally provided for up to one year, and any pre-approval is detailed as to the particular service or category of services and is subject to a specific budget.  For each proposed service, the independent auditor is required to provide detailed back-up documentation at the time of approval.  The Audit Committee has approved an exception to this pre-approval policy, allowing Management to engage the Company’s independent auditor to provide permissible non-audit services, provided that the total cost of such services, in the aggregate, does not exceed $10,000 in any year.  Management will then report the engagement to the Audit Committee at its next meeting.  All audit and permissible non-audit services provided by McGladrey & Pullen, LLP, to the Company for the fiscal years ended December 31, 2011 and 2010 were approved by the Audit Committee.

Report of the Audit Committee

The Audit Committee meets at least four (4) times per year to consider the adequacy of the Company’s financial controls and the objectivity of its financial reporting.  The Audit Committee meets with the Company’s independent registered public accounting firm and the Company’s internal auditors, who have unrestricted access to the Audit Committee.

Management of the Company has primary responsibility for the Company’s financial statements and the overall reporting process, including the Company’s system of internal controls.  The independent registered public accounting firm audits the financial statements prepared by Management, expresses an opinion as to whether those financial statements fairly represent the financial position, results of operations, and cash flows of the Company in conformity with generally accepted accounting principles and discusses with the Audit Committee any issues they believe should be raised with the Committee.

In connection with this year’s financial statements, the Audit Committee has reviewed and discussed the Company’s audited financial statements with the Company’s officers and McGladrey & Pullen, LLP, the Company’s independent registered public accounting firm.  The Audit Committee has discussed with McGladrey & Pullen, LLP, the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).  The Audit Committee also received the written disclosures and letters from McGladrey & Pullen, LLP, that are required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and have discussed such independence with representatives of McGladrey & Pullen, LLP.

Based on these reviews and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2011, for filing with the U.S. Securities and Exchange Commission.

Peter E. Maricondo, Chairman
Dr. Mark S. Brody
Wayne Courtright
Mary E. Gross
Charles S. Loring

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
OWNERS AND MANAGEMENT

The following table sets forth, as of February 10, 2012, certain information concerning the ownership of shares of Common Stock by (i) each person who is known by the Company to own beneficially more than five percent (5%) of the issued and outstanding Common Stock, (ii) each director and nominee for director of the Company, (iii) each named executive officer described in this Proxy Statement under the caption “Executive Compensation,” and (iv) all Directors and Executive Officers of the Company as a group.

Name and Position with Company (1)	Number of Shares Beneficially Owned (2)		Percent of Class
Dr. Mark S. Brody, Director	711,324	(3)	9.49%
Wayne Courtright, Director	99,163	(4)	1.33%
David D. Dallas, Chairman	1,150,489	(5)	15.35%
Robert H. Dallas, II, Director	1,091,529	(6)	14.35%
Mary E. Gross, Director	5,100	(7)	0.07%
Charles S. Loring, Director	268,578	(8)	3.58%
Peter E. Maricondo, Director	23,761	(9)	0.32%
Raj Patel, Director	17,541	(10)	0.23%
Allen Tucker, Vice Chairman	304,202	(11)	4.06%
James A. Hughes, President and Director	111,368	(12)	1.48%
Alan J. Bedner, EVP and CFO	52,426	(13)	0.70%
Raymond Kenwell, EVP and CLO	5,198	(14)	0.07%
Directors and Executive Officers of the Company as a Group (13 persons)	3,080,664	(15)	39.24%
5% Shareholders:
Robert Cassera	357,551	(16)	5.00%

(1)	The address for Mr. Cassera is 160 Broadway, 15th Floor, New York, New York 10038. The address for all other listed persons is c/o Unity Bank, 64 Old Highway 22, Clinton, New Jersey, 08809.

(2)
Beneficially owned shares include shares over which the named person exercises either sole or shared voting power or sole or shared investment power.  It also includes shares owned (i) by a spouse, minor children or relatives sharing the same home, (ii) by entities owned or controlled by the named person, and (iii) by other persons if the named person has the right to acquire such shares within sixty (60) days by the exercise of any right or option.  Unless otherwise noted, all shares are owned of record and beneficially by the named person.

(3)
Includes 19,841 shares held jointly with his spouse.  Also includes 59,429 shares registered to Financial Planning Analysts and owned by Dr. Brody, 120 shares in Dr. Brody’s own name, 10,500 shares in an SEP-IRA account in his own name, and 579,443 shares held in a master account at Financial Planning Analysts over which Dr. Brody has no voting authority, but has dispositive power.  Includes 35,332 shares issuable upon the exercise of immediately exercisable options.  Also includes the following shares of Restricted Stock: 1,157 shares granted on December 30, 2005, which vest in 289 share increments over four (4) years commencing January 3, 2007; 1,102 shares granted on January 25, 2007, which vest in 275 share increments over four (4) years commencing January 25, 2008; 1,200 shares granted on December 10, 2009, which vest in 300 share increments over four (4) years commencing December 10, 2010; 1,200 shares granted on September 23, 2010, which vest in 300 share increments over four (4) years commencing September 23, 2011; and 2,000 shares granted on November 17, 2011, which vest in 500 share increments over four (4) years commencing November 17, 2012.

(4)
Includes 75,117 shares in Mr. Courtright’s own name and 17,387 shares issuable upon the exercise of immediately exercisable options.  Also includes the following shares of Restricted stock: 1,157 shares granted on December 30, 2005, which vest in 289 share increments over four (4) years commencing January 3, 2007; 1,102 shares granted on January 25, 2007, which vest in 275 share increments over four (4) years commencing January 25, 2008; 1,200 shares granted on December 10, 2009, which vest in 300 share increments over four (4) years commencing December 10, 2010; 1,200 shares granted on September 23, 2010, which vest in 300 shares increments over four (4) years commencing September 23, 2011; and 2,000 shares granted on November 17, 2011, which vest in 500 share increments over four (4) years commencing November 17, 2012.

(5)
Includes 243,436 shares in Mr. D. Dallas’ own name and 35,454 shares issuable upon the exercise of immediately exercisable options.  Also includes 9,787 shares held by Mr. Dallas’ son.  Shares also disclosed as beneficially owned by Mr. Dallas include 38,413 shares held by Trenton Liberty Ins. Co. and 794,585 shares held by Dallas Financial Holdings, LLC., which are also disclosed as beneficially owned by Mr. Robert H. Dallas II; and 22,155 held in the David D. Dallas, II 1999 Exempt Testamentary Trust.  Also includes the following shares of Restricted Stock:  1,157 shares granted on December 30, 2005, which vest in 289 share increments over four (4) years commencing January 3, 2007; 1,102 shares granted on January 25, 2007, which vest in 275 share increments over four (4) years commencing January 25, 2008; 1,200 shares granted on December 10, 2009, which vest in 300 share increments over four (4) years commencing December 10, 2010; 1,200 shares granted on September 23, 2010, which vest in 300 shares increments over four (4) years commencing September 23, 2011; and 2,000 shares granted on November 17, 2011, which vest in 500 share increments over four (4) years commencing November 17, 2012.

(6)
Includes 194,263 shares in Mr. R. Dallas’ own name and 35,454 shares issuable upon the exercise of immediately exercisable options.  Shares also disclosed as beneficially owned by Mr. Dallas include 38,413 shares held by Trenton Liberty Ins. Co.; and 794,585 shares held by Dallas Financial Holdings, LLC., which are also disclosed as beneficially owned by David D. Dallas; and 22,155 held in the Robert H. Dallas, II 1999 Exempt Testamentary Trust.  Also includes the following shares of Restricted Stock: 1,157 shares granted on December 30, 2005, which vest in 289 share increments over four (4) years commencing January 3, 2007; 1,102 shares granted on January 25, 2007, which vest in 275 share increments over four (4) years commencing January 25, 2008; 1,200 shares granted on December 10, 2009, which vest in 300 share increments over four (4) years commencing December 10, 2010; 1,200 shares granted on September 23, 2010, which vest in 300 share increments over four (4) years commencing September 23, 2011; and 2,000 shares granted on November 17, 2011, which vest in 500 share increments over four (4) years commencing November 17, 2012.

(7)
Includes 900 shares in Ms. Gross’ own name. Also includes the following shares of Restricted Stock: 1,000 shares granted on December 10, 2009, which vest in 250 share increments over four (4) years commencing December 10, 2010; 1,200 shares granted on September 23, 2010, which vest in 300 share increments over four (4) years commencing September 23, 2011; and 2,000 shares granted on November 17, 2011, which vest in 500 share increments over four (4) years commencing November 17, 2012.

(8)
Includes 164,098 shares in Mr. Loring’s own name; 17,280 shares held by Mr. Loring’s spouse in her name; 28,944 shares owned jointly with his spouse; and 16,143 shares held by The Loring Partnership.  Also includes 35,454 shares issuable upon the exercise of immediately exercisable options.  Mr. Loring disclaims beneficial ownership of the shares held by his spouse in her own name.  Also includes the following shares of Restricted Stock: 1,157 shares granted on December 30, 2005, which vest in 289 share increments over four (4) years commencing January 3, 2007; 1,102 shares granted on January 25, 2007, which vest in 275 share increments over four (4) years commencing January 25, 2008; 1,200 shares granted on December 10, 2009, which vest in 300 share increments over four (4) years commencing December 10, 2010;1,200 shares granted on September 23, 2010, which vest in 300 shares increments over four (4) years commencing September 23, 2011; and 2,000 shares granted on November 17, 2011, which vest in 500 share increments over four (4) years commencing November 17, 2012.

(9)
Includes 122 shares in Mr. Maricondo’s own name and 16,980 shares issuable upon the exercise of immediately exercisable options.  Also includes the following shares of Restricted Stock: 1,157 shares granted on December 30, 2005, which vest in 289 share increments over four (4) years commencing January 3, 2007; 1,102 shares granted on January 25, 2007, which vest in 275 share increments over four (4) years commencing January 25, 2008; 1,200 shares granted on December 10, 2009, which vest in 300 share increments over four (4) years commencing December 10, 2010; 1,200 shares granted on September 23, 2010, which vest in 300 shares increments over four (4) years commencing September 23, 2011; and 2,000 shares granted on November 17, 2011, which vest in 500 share increments over four (4) years commencing November 17, 2012.

(10)
Includes 941 shares in Mr. Patel’s own name and 12,200 shares issuable upon the exercise of immediately exercisable options. Also includes the following shares of Restricted Stock: 1,200 shares granted on December 10, 2009, which vest in 300 share increments over four (4) years commencing December 10, 2010; 1,200 shares granted on September 23, 2010, which vest in 300 shares increments over four (4) years commencing September 23, 2011; and 2,000 shares granted on November 17, 2011, which vest in 500 share increments over four (4) years commencing November 17, 2012.

(11)
Includes 220,149 shares in Mr. Tucker’s own name; 35,454 shares issuable upon the exercise of immediately exercisable options and 41,940 shares held by Mr. Tucker’s spouse in her name.  Mr. Tucker disclaims beneficial ownership of the shares held by his spouse in her own name.  Also includes the following shares of Restricted Stock: 1,157 shares granted on December 30, 2005, which vest in 289 share increments over four (4) years commencing January 3, 2007; 1,102 shares granted on January 25, 2007, which vest in 275 share increments over four (4) years commencing January 25, 2008; 1,200 shares granted on December 10, 2009, which vest in 300 share increments over four (4) years commencing December 10, 2010; 1,200 shares granted on September 23, 2010, which vest in 300 shares increments over four (4) years commencing September 23, 2011; and 2,000 shares granted on November 17, 2011, which vest in 500 share increments over four (4) years commencing November 17, 2012.

(12)
Includes 30,093 shares in Mr. Hughes’ own name, 2,920 of which are held in his 401(k), and 52,008 shares issuable upon the exercise of immediately exercisable options.  Also includes the following shares of Restricted Stock: 1,216 shares granted on December 30, 2004, which vest in 304 share increments over four (4) years commencing December 23, 2005; 2,894 shares issued on December 30, 2005, which vest in 723 share increments over four (4) years commencing January 3, 2007; 3,307 shares granted on January 25, 2007, which vest in 827 share increments over four (4) years commencing January 25, 2008; 2,100 shares granted on February 28, 2008, which vest in 525 share increments over four (4) years commencing February 28, 2009; 1,050 shares granted on April 2, 2008, which vest in 263 share increments over four (4) years commencing April 2, 2009; 1,200 shares granted on December 17, 2009, which vest in 500 share increments over four (4) years commencing December 17, 2010; 7,500 shares granted on May 26, 2011, which vest in 1,875 increments over four (4) years commencing May 26, 2012; and 10,000 shares granted on November 17, 2011, which vest in 2,500 share increments over four (4) years commencing November 17, 2012.  However, pursuant to the regulations of the U.S. Treasury implementing the Capital Purchase Program (“CPP”), the above-mentioned shares of Restricted Stock granted after December 5, 2008 will not begin vesting until the Company has repaid all financial assistance provided to the Company under the CPP; thereafter, those shares will vest ratably over a four-year period.

(13)
Includes 1,832 shares held in Mr. Bedner’s 401(k), and 38,151 shares issuable upon the exercise of immediately exercisable options.  Also includes the following shares of Restricted Stock: 1,216 shares granted on December 31, 2004, which vest in 304 share increments over four (4) years commencing December 23, 2005; 2,025 shares granted on December 30, 2005, which vest in 506 share increments over four (4) years commencing January 3, 2007; 1,102 shares granted on January 25, 2007, which vest in 289 share increments over four (4) years commencing January 25, 2008; 2,100 shares granted on February 28, 2008, which vest in 525 share increments over four (4) years commencing on February 28, 2009; 3,000 shares granted on May 26, 2011, which vest in 750 share increments over four (4) years commencing May 26, 2012; and 3,000 shares granted on November 17, 2011, which vest in 750 share increments over four (4) years commencing November 17, 2012.

(14)
Includes 1,198 shares in Mr. Kenwell’s 401(k).  Includes the following shares of Restricted Stock: 3,000 shares granted on May 26, 2011, which vest in 750 share increments over four (4) years commencing May 26, 2012; and 1,000 shares granted on November 17, 2011, which vest in 250 share increments over four (4) years commencing November 17, 2012.

(15)	Includes 372,319 shares issuable upon the exercise of immediately exercisable options.

(16)
Includes 357,551 shares of common stock owned by a company controlled by Mr. Cassera.  All information regarding the number of shares beneficially owned and the percent of ownership of Mr. Cassera is based solely on the Schedule 13D filed with the Securities and Exchange Commission on June 2, 2008.

None of the shares disclosed on the table above are pledged as security for any extension of credit.

EXECUTIVE COMPENSATION

The following table sets forth compensation paid to the Chief Executive Officer and the next two (2) other most highly compensated executive officers of the Company earning in excess of $100,000 (the “named executive officers”) as of the fiscal year ended December 31, 2011.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards* ($)(1)	Option Awards** ($)(1)	Non-equity Incentive Plan Compensation	All Other Compensation ($)	Total ($)
James A. Hughes, Pres./CEO	2011	252,863	-	113,950	-	-	16,914	383,727
	2010	250,863	-	-	-	-	16,553	269,416
Alan J. Bedner, EVP/CFO	2011	164,736	19,800	39,180	90,246	-	6,502	320,464
	2010	158,400	-	-	-	-	6,247	164,647
Raymond Kenwell, EVP/CLO	2011	156,000	14,375	26,380	62,082	-	12,148	270,985
	2010	129,808	-	-	-	-	7,538	137,346

*Restricted Stock**Non-Qualified Stock Options

(1)	Represents the grant date fair value computed in accordance with FASB ASC Topic 718.

The Company and the Bank entered into a First Amendment to Employment Agreement with Mr. Hughes on May 26, 2005, revising the March 23, 2004, Employment Agreement with Mr. Hughes with respect to his services as President of the Company and the Bank.  Under this First Amendment to Employment Agreement, Mr. Hughes will receive an annual base salary, subject to annual review and, in the discretion of the Board of Directors, adjustment based on factors deemed appropriate by the Board.  Mr. Hughes may also receive such additional cash bonuses as the Board of Directors may authorize in its discretion.  Mr. Hughes is entitled to participate in such benefit programs as are made available to employees of the Company, and to participate in such stock option or stock bonus plans as the Board of Directors may, in its discretion, determine appropriate.  Mr. Hughes’ agreement contains provisions for the payment of severance and payments upon a change in control. See “Potential Payments upon Termination or Change in Control.”

On December 5, 2008, the Company completed a financing transaction with the U.S. Treasury under the Troubled Asset Relief Program (“TARP”).  As a result of the passage of the American Recovery and Reinvestment Act (“ARRA”) of 2009, all participants in TARP transactions are required to comply with substantial restrictions on executive compensation.  These restrictions impact the terms of Mr. Hughes’ employment agreement.  See “Recent Legislation and its Impact on Executive Compensation.”

OPTION EQUITY AWARDS AT FISCAL YEAR-END (12/31/11)
Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Equity Incentive Plan Awards; Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested (#)
James A. Hughes	26,132	-	-	$5.04	10/16/2012	525	$3,360	-	-
	7,658	-	-	8.83	12/18/2013	263	1,683	-	-
	7,718	-	-	12.62	1/25/2017	1,200	7,680	-	-
	7,350	-	-	7.70	2/28/2018	7,500	48,000	-	-
	3,150	-	-	7.48	4/02/2018	10,000	64,000	-	-
Alan J. Bedner	6,701	-	-	5.04	10/16/2012	525	3,360	-	-
	6,382	-	-	8.86	11/20/2013	3,000	19,200	-	-
	7,718	-	-	12.62	1/25/2017	3,000	19,200	-	-
	7,350	-	-	7.70	2/28/2018	-	-	-	-
	10,000	5,000	-	3.98	12/10/2019	-	-	-	-
	-	15,000	-	6.66	5/26/2021	-	-	-	-
	-	15,000	-	6.40	11/17/2021	-	-	-	-
Raymond Kenwell	-	15,000	-	6.66	5/26/2021	3,000	19,200	-	-
	-	5,000	-	$6.40	11/17/2021	1,000	$6,400	-	-

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

Mr. Hughes’ employment may be terminated at any time for “cause” as defined in the Employment Agreement, or without “cause.”  In the event that Mr. Hughes is terminated without “cause” or resigns for “good cause” (as defined under the Employment Agreement and discussed below), he is entitled to receive a severance amount equal to 18 months of his then current base salary.  Such amount shall be paid in one lump sum payment (within 30 days of the termination of Mr. Hughes’ employment).  Mr. Hughes will also continue to receive medical, life insurance and other benefits to which he had been entitled at the date of termination for such 18-month period, unless and until Mr. Hughes obtains new employment during such period and such new employment provides for such benefits to be provided to Mr. Hughes.  “Good Cause” under the Employment Agreement includes a material reduction in Mr. Hughes’ duties and responsibilities or any reduction in his base salary.  If Mr. Hughes’ employment were terminated without cause at December 31, 2011, or if he resigned for good cause at December 31, 2011, his severance payment would have equaled $379,294.

In addition, if Mr. Hughes’ employment with the Company or any successor terminates within 18 months after a “Change in Control” of the Company, as defined under the Employment Agreement (regardless of the reason for such termination), Mr. Hughes will be entitled to receive an amount equal to the greater of (i) 36 times Mr. Hughes’ monthly base salary (pro-rated based upon his annual base salary at the date of termination), or (ii) three times the amount of Mr. Hughes’ annual base salary at the date of termination, plus three times the aggregate amount of any cash bonuses paid to Mr. Hughes during the preceding fiscal year.  Such amount shall be paid in one lump sum payment (within 30 days of the termination of Mr. Hughes subsequent to a “Change in Control”).  The Company, or its successor, will be required to maintain Mr. Hughes’ hospital, health, medical and life insurance coverage during the 36-month period following his termination, unless and until Mr. Hughes obtains new employment during such period and such new employment provides for such benefits to be provided to Mr. Hughes.  All unvested stock options and stock awards previously granted to Mr. Hughes shall accelerate and immediately vest upon the occurrence of a change in control.  If a change in control occurred at December 31, 2011, and Mr. Hughes’ employment terminated, he would have been entitled to a payment of $758,590.

Mr. Hughes’ employment agreement defines a change in control as including:  any event requiring the filing of a Current report on Form 8-K to announce a change in control;  any person acquiring 35% or more of the Company’s voting power; if persons who serve on the Board at the beginning of the period fail to make up a majority of the Board at the end of the period; if the Company fails to satisfy the listing criteria for any exchange on which its shares are traded due to the number of shareholders or the number of round lot holders; or if the Board of the Company approves any transaction after which the shareholders of the Company fail to control 51% of the voting power of the resulting entity.

Furthermore, if Mr. Hughes’ employment with the Company terminates within 18 months after the Company consummates a “Significant Acquisition,” as defined under the Employment Agreement (regardless of the reason for such termination), Mr. Hughes will be entitled to receive an amount equal to the greater of (i) 36 times Mr. Hughes’ monthly base salary (pro-rated based upon his annual base salary at the date of termination), or (ii) three times the amount of Mr. Hughes’ annual base salary at the date of termination, plus three times the aggregate amount of any cash bonuses paid to Mr. Hughes during the preceding fiscal year.  Such amount shall be paid in one lump sum payment (within 30 days of the termination of Mr. Hughes subsequent to a “Significant Acquisition”).  In addition, the Company will be required to maintain Mr. Hughes’ hospital, health, medical and life insurance benefits coverage during the 36-month period following his termination, unless and until Mr. Hughes obtains new employment during such period and such new employment provides for such benefits to be provided to Mr. Hughes.  In the event Mr. Hughes becomes entitled to the foregoing amounts due to this termination within 18 months of a “Significant Acquisition,” all unvested stock options or stock awards previously granted to Mr. Hughes shall accelerate and immediately vest upon such termination.  Had a “Significant Acquisition” occurred at December 31, 2011, and Mr. Hughes received a lump sum payment under these provisions, his severance payment would have equaled $758,590.

“Significant Acquisition” under the Employment Agreement means an acquisition by the Company pursuant to which, as all or part of the consideration for such acquisition, the Company issues to the shareholders of the acquired entity such number of voting securities as shall equal 35% or more of the then outstanding voting securities of the Company.  Mr. Hughes’ Employment Agreement has a term of three (3) years; however, for each day elapsed during the term, a day will be added at the end of the term so that the term will be extended on a rolling basis to be three (3) years at any point in time, unless either party shall have provided written notice to the other of its desire to cease such extensions.  In addition, the term of Mr. Hughes’ Employment Agreement shall terminate immediately upon the occurrence of any of the following: (i) the Company’s entering into a Memorandum of Understanding with the FDIC or the New Jersey Department of Banking and Insurance; (ii) a cease-and-desist order being issued with respect to the Company by the FDIC or the New Jersey Department of Banking and Insurance; or (iii) the receipt by the Company of any notice under a federal or state law which (in any way) restricts the payment of any amounts or benefits which may become due under Mr. Hughes’ Employment Agreement.

RECENT LEGISLATION AND ITS IMPACT ON EXECUTIVE COMPENSATION

On February 17, 2009, the American Recovery and Reinvestment Act became law. Under the Act, all institutions that have received government investment under the TARP are required to comply with executive compensation restrictions.  Among other things, these restrictions prohibit the payment of severance to an institution’s senior executive officers upon their departure from the institution for any reason. In addition, for institutions like the Company that have received less than $25 million under the TARP, the institution’s highest paid executive officer may not receive a “bonus”, which term is broadly defined and includes grants of stock options, but may receive a bonus in the form of restricted stock provided that (i) the restricted stock does not vest until the Treasury’s investment is redeemed, and (ii) the value of the restricted stock does not exceed one-third of the officer’s annual compensation. These restrictions remain in place for so long as the government’s investment in the institution is outstanding.

On December 5, 2008, the Company completed a financing transaction with the U.S. Treasury under the TARP.  The Company is, therefore, subject to these restrictions and would be unable to make any of the payments described above under the caption “Potential Payments Upon Termination or Change in Control.”

DIRECTOR COMPENSATION
Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	All Other Compensation ($)	Total ($)
Dr. Mark S. Brody (1)	11,200	12,800	-	5,000	29,000
Wayne Courtright (2)	18,600	12,800	-	5,000	36,400
Dave D. Dallas (3)	16,200	12,800	-	5,000	34,000
Robert H. Dallas, II (4)	15,300	12,800	-	5,000	33,100
Mary E. Gross (5)	10,800	12,800	-	5,000	28,600
Charles S. Loring (6)	9,000	12,800	-	5,000	26,800
Peter E. Maricondo (7)	12,200	12,800	-	5,000	30,000
Raj Patel (8)	16,200	12,800	-	5,000	34,000
Allen Tucker (9)	18,600	12,800	-	5,000	36,400

(1)	At December 31, 2011, Dr. Brody held exercisable options to purchase 35,332 shares of stock.
(2)	At December 31, 2011, Mr. Courtright held exercisable options to purchase 17,387 shares of stock.
(3)	At December 31, 2011, Mr. D. Dallas held exercisable options to purchase 35,454 shares of stock.
(4)	At December 31, 2011, Mr. R. Dallas held exercisable options to purchase 35,454 shares of stock.
(5)	At December 31, 2011, Ms. Gross held exercisable options to purchase 0 shares of stock.
(6)	At December 31, 2011, Mr. Loring held exercisable options to purchase 35,454 shares of stock.
(7)	At December 31, 2011, Mr. Maricondo held exercisable options to purchase 16,980 shares of stock.
(8)	At December 31, 2011, Mr. Patel held exercisable options to purchase 12,200 shares of stock.
(9)	At December 31, 2011, Mr. Tucker held exercisable options to purchase 35,454 shares of stock.

Directors of the Company do not receive per meeting fees for their service on the Company’s Board of Directors.  The Bank’s Board of Directors receive a $5,000 retainer per year.  Directors also receive cash compensation for their service on the Board of Directors of the Bank.  Directors receive $600 for attendance at each Bank Board of Directors’ meeting, and between $200 and $600 for attendance at each Bank Committee meeting.  The Chairman of the Board and the Chairman of each individual Committee receive an additional $100 per meeting.

The Directors are eligible to participate in the Company’s stock bonus and stock option plans.  During 2011, the Company’s non-employee Directors each received 2,000 shares of restricted stock granted at a fair value of $6.40 per share, which vest in 500 share increments over four (4) years commencing November 17, 2012.

MANAGEMENT AND DIRECTOR DEFERRED FEE PLAN

Each of the Directors of the Company has the option to elect to defer up to 100% of his or her respective retainer and Board fees.  The crediting rate of the deferred account balance is equal to the prime rate plus 100 basis points with a minimum of 4% and a maximum of 10%, adjusted annually and compounded monthly.  Each Director who participates is 100% vested in his deferred account balance.  The retirement age under the plan is 65, and the benefit payment is paid in annual installments for 10 years or as a lump sum.  The death benefit under the plan is 100% of the account balance paid to the participant’s beneficiary in annual installments for 10 years or a lump sum if death occurs prior to retirement.  During the Company’s fiscal year ended December 31, 2011, Dr. Mark S. Brody received interest on his account balance of $6,539.

INTEREST OF MANAGEMENT AND OTHERS IN CERTAIN  TRANSACTIONS; REVIEW,  APPROVAL OR RATIFICATION OF TRANSACTIONS WITH RELATED PERSONS

The Bank has made in the past and, assuming continued satisfaction of generally applicable credit standards, expects to continue to make loans to Directors, executive officers and their associates (i.e., corporations or organizations for which they serve as officers or Directors, or in which they have beneficial ownership interest of ten percent or more).  These loans have all been made in the ordinary course of the Bank’s business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons not related to the lender and do not involve more than the normal risk of collectability or represent other unfavorable features.

Other than the ordinary course lending transactions described above, which must be approved by the Bank’s Board under bank regulatory requirements, all related-party transactions are reviewed and approved by our Audit Committee.  This authority is provided to our Audit Committee under its written charter.  In reviewing these transactions, our Audit Committee seeks to ensure that the transaction is no less favorable to the Company than a transaction with an unaffiliated third party.  During 2011 and 2010, there were no transactions with related parties which would not have been required to be approved by our Audit Committee, and there were no related-party transactions not approved by our Audit Committee.

In addition, the Company leases its Clinton, New Jersey, headquarters from a partnership in which Company Chairman, David D. Dallas, and Company Director, Robert H. Dallas, II, are partners.  Under the lease for such facility, such partnership received aggregate rental payments of $416,000 in 2011 and $410,000 in 2010.  These rent payments reflect market rent, and the lease reflects terms that are comparable to those that could have been obtained in a lease with an unaffiliated third party.

Required Vote

DIRECTORS WILL BE ELECTED BY A PLURALITY OF THE VOTES CAST AT THE ANNUAL MEETING WHETHER IN PERSON OR BY PROXY.

Recommendation

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE NOMINEES SET FORTH ABOVE.

PROPOSAL 2 - ADVISORY VOTE ON EXECUTIVE PAY-FOR-PERFORMANCE
COMPENSATION

Under the ARRA, companies that participate in any assistance programs administered by the U.S.  Treasury, including the CPP,  are required to provide shareholders the opportunity to vote on a non-binding advisory proposal to approve the compensation of executives.  The Company closed an investment with the U.S. Treasury under the CPP on December 5, 2008.  Accordingly, the Company’s shareholders are entitled to cast a non-binding advisory vote on the compensation of the Company’s executive officers.

The Company has decided to implement this requirement by providing shareholders a simple vote that indicates their position (by a yes or no vote) with respect to the level of the Company’s overall executive compensation.

Our Board of Directors, primarily through our HR/Compensation Committee, annually reviews and approves corporate and/or individual goals and objectives relevant to the compensation of our executive officers, evaluates performance in light of those goals and objectives, and sets levels of compensation based on this evaluation.  In determining any long-term incentive component of compensation, the Committee will consider all such factors as it deems relevant, such as the Company’s performance and relative shareholder return, the value of similar incentive awards at comparable companies and the awards granted in previous years.  We believe that both the Company and shareholders benefit from these compensation policies.

The Board recommends that shareholders approve, in an advisory vote, the following resolution:

“Resolved, that the shareholders approve the overall executive compensation of the Company as described in this proxy statement, including the tabular disclosure regarding the Company’s named executive officers contained herein.”

Because your vote is advisory, it will not be binding upon the Board.  However, the HR/Compensation Committee will take into account the outcome of the vote when considering future executive compensation arrangements.

Required Vote

APPROVAL OF THE ADVISORY PROPOSAL REQUIRES THE AFFIRMATIVE VOTE OF A MAJORITY OF THE VOTES CAST AT THE ANNUAL MEETING WHETHER IN PERSON OR BY PROXY.

Recommendation

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE ADVISORY PROPOSAL SET FORTH ABOVE.

PROPOSAL 3 – THE RATIFICATION OF THE SELECTION OF MCGLADREY & PULLEN, LLP,  AS THE COMPANY’S INDEPENDENT EXTERNAL AUDITORS FOR THE YEAR ENDING DECEMBER 31, 2012.

The Audit Committee has appointed the firm of McGladrey and Pullen, LLP, to act as our independent registered public accounting firm and to audit our Consolidated Financial Statements for the fiscal year ending December 31, 2012.  This appointment will continue at the pleasure of the Audit Committee and is presented to the shareholders for ratification as a matter of good governance.  In the event that this appointment is not ratified by our shareholders, the Audit Committee will consider that fact when it selects the independent auditors for the following fiscal year.

Required Vote

THE SELECTION OF MCGLADREY & PULLEN, LLP,  WILL BE RATIFIED BY THE AFFIRMATIVE VOTE OF A MAJORITY OF THE VOTES CAST AT THE ANNUAL MEETING WHETHER IN PERSON OR BY PROXY.

Recommendation

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE RATIFICATION OF MCGLADREY & PULLEN, LLP,  AS THE COMPANY’S INDEPENDENT EXTERNAL AUDITORS FOR THE YEAR ENDING DECEMBER 31, 2012.

OTHER MATTERS

The Board of Directors is not aware of any matters other than those set forth in this proxy statement that will be presented for action at the Annual Meeting.  However, if any other matter should properly come before the Annual Meeting, the persons authorized by the accompanying proxy will vote and act with respect thereto in what, according to their judgment, is in the interests of the Company and its shareholders.

INCORPORATION BY REFERENCE

To the extent that this proxy statement has been or will be specifically incorporated by reference into any other filing of the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, the section of this proxy statement entitled “Report of the Audit Committee” (to the extent permitted by the rules of the SEC), shall not be deemed to be so incorporated, unless specifically otherwise provided in such filing.

COMPLIANCE WITH SECTION 16(A)
OF THE SECURITIES EXCHANGE ACT OF 1934

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s executive officers and Directors and persons who own more than 10% of the Company’s Common Stock (who are referred to as “Reporting Persons”) to file reports of ownership and changes in ownership with the SEC.  Reporting Persons are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.

Based solely on the Company’s review of the copies of such forms received or written representations from Reporting Persons, the Company believes that, with respect to the fiscal year ended December 31, 2011, all of the Reporting Persons timely complied with all applicable filing requirements with the exception of the following:  Company Director Mary E. Gross’ Initial Statement of Beneficial Ownership of Securities inadvertently omitted certain shares, and this filing was corrected through a Form 4 dated July 7, 2011; Bank Director Donald E. Souders’ Initial Statement of Beneficial Ownership of Securities omitted certain  stock options granted to Mr. Souders, and this filing was corrected through the filing of a Form 4 dated August 30, 2011; and Bank Director Dr. Austin H. Kutscher’s Initial Statement of Beneficial Ownership of Securities incorrectly reflected shares that had been previously sold, and this filing was corrected by the filing of a Form 4 dated August 23, 2011.

SUBMISSION OF SHAREHOLDER PROPOSALS
FOR THE 2013 ANNUAL MEETING

Any shareholder who intends to present a proposal at the 2013 Annual Meeting of Shareholders must ensure that the proposal is received by the Corporate Secretary at Unity Bancorp, Inc., 64 Old Highway 22, Clinton, New Jersey, 08809, no later than December 14, 2012, if the proposal is submitted for inclusion in the Company’s proxy materials for that meeting pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 or is otherwise submitted.

ANNUAL REPORT ON FORM 10-K

The Company will provide by mail, without charge, a copy of its Annual Report on Form 10-K, at your request.  Please direct all inquiries to the Company’s Corporate Secretary at (908) 713-4308.

EXHIBIT A

CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS OF UNITY BANCORP, INC. (the “Company”)

I. AUDIT COMMITTEE PURPOSE

The Audit Committee is appointed by the Board of Directors (the “Board”) to assist the Board in fulfilling its oversight responsibilities. The Audit Committee’s primary duties and responsibilities are to:

•	Monitor the integrity of the Company’s financial reporting process and systems of internal controls regarding finance, accounting and compliance with legal and regulatory requirements;

•	Monitor the independence and performance of the Company’s external auditors and internal auditing function;

•	Provide an avenue of communication among the external and internal auditors and the Board;

•	Review and monitor compliance with the Company’s policies, procedures and practices; and

•	Review and monitor compliance with the Company’s Bank Secrecy Act (“BSA”) policy procedures and practices.

The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to the external and internal auditors, as well as anyone in the organization.

II. AUDIT COMMITTEE COMPOSITION AND MEETINGS

Audit Committee members shall meet the independence and financial literacy requirements of The NASDAQ Stock Market, Inc. (“NASDAQ”) and the United States Securities and Exchange Commission (“SEC”). The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be “independent,” non-executive directors, free from any relationship that would interfere with the exercise of his or her independent judgment. All members of the Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements, and at least one member of the Committee must be an “audit committee financial expert” as determined by the Board in accordance with applicable NASDAQ and SEC rules and regulations.

The Committee shall meet at least four times annually, or more frequently as circumstances dictate. The Audit Committee Chair shall prepare and/or approve an agenda in advance of each meeting. The Committee shall meet separately in executive session, periodically, as a committee and appropriate members of management, the internal auditor and the external auditor, to discuss any matters that the Committee or each of these parties believes should be discussed. The Committee may ask members of management or others to attend meetings and provide pertinent information as necessary. In addition, the Audit Committee or at least its Chair shall communicate with management and the independent auditors quarterly to review the Company’s financial statements and significant findings based upon the auditors limited review procedures.

III. AUDIT COMMITTEE RESPONSIBILITIES AND DUTIES

Review Procedures

1.
 Directly responsible, in its capacity as a committee of the Board, for the appointment, replacement, compensation and oversight of the work of the external auditor. In this regard, the Audit Committee shall have sole authority to (a) appoint and retain, (b) determine the funding for, and (c), where appropriate, terminate, the external auditing firm, which shall report directly to the Audit Committee. The external auditors are ultimately accountable to the Audit Committee and the Board.

2.
Review and reassess the adequacy of this Charter at least annually. Submit the charter to the Board for approval and file this Charter as an appendix to the Company’s proxy statement at least every three years in accordance with SEC regulations.

3.
Review and discuss the Company’s annual audited financial statements with management and the external auditors (including MD&A disclosures) prior to filing. Discuss with management and the external auditors significant issues regarding accounting principles, practices and judgments.

4.
In consultation with the management, the external auditors and the internal auditors, periodically review and discuss the adequacy and effectiveness of the Company’s financial reporting processes and internal controls (including any significant deficiencies and significant changes in internal controls reported to the Committee by the external auditor or management). Discuss significant financial risk exposures and the steps management has taken to monitor, control and report such exposures. Review significant findings, including the status of previous examinations, prepared by the external auditors and the internal auditing function, together with management’s responses. Review the Company’s internal audit plan and procedures at least annually.

5.	Periodically review and discuss the adequacy of the Company’s disclosure controls, procedures and management’s reports thereon.

6.
Review with financial management and the external auditors the Company’s quarterly financial results prior to the release of earnings, in addition to the Company’s quarterly financial statements prior to filing. Discuss any significant changes to the Company’s accounting principles and any items that are required to be communicated by the independent auditors in accordance with the American Institute of Certified Public Accountants Statement of Auditing Standards Number 61 - Communications with Audit Committees (“AICPA SAS 61”).

7.
Review and discuss the written statement from the external auditor concerning any relationship between the auditor and the Company or any other relationships that may adversely affect the independence of the auditor; and, based on such review, assess the independence of the auditor. Present their conclusions regarding independence to the Board.

8.
Approve in advance all audit services to be provided by the outside auditing firm, including any written engagement letters related thereto. Establish policies and procedures for the engagement of the external auditing firm to provide permissible, non-audit services, which shall require pre-approval by the Audit Committee.

9.	Review the audit plan of external auditors - discuss scope, staffing, locations, reliance upon management and internal audit, and general audit approach.

10.
Prior to releasing the year-end earnings, discuss the results of the audit with the independent auditors. Discuss certain matters required to be communicated to Audit Committee in accordance with AICPA SAS 61.

11.	Consider the independent auditors’ judgments about the quality and appropriateness of the Company’s accounting principles as applied in its financial reporting.

Internal Audit Department and Legal Compliance

12.	Review the budget, plan, changes in plan, activities, organizational structure and qualifications of the internal audit function, as needed.

13.	Review the appointment, performance and replacement of the principal internal auditor.

14.	Review significant reports prepared by the internal audit function, together with management’s response and follow-up to these reports.

15.
Review all reports concerning the Company’s compliance monitoring program and any significant fraud or regulatory noncompliance that occurs at the Company. This review should include consideration of the internal controls that should be strengthened to reduce the risk of a similar event in the future.

16.
On at least an annual basis, review with the Company’s counsel any legal matters that could have a significant impact on the organization’s financial statements, the Company’s compliance with applicable laws and regulations and inquiries received from regulators or governmental agencies.

17.
Establish and oversee procedures for (a) the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters; and (b) the confidential anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

Other Audit Committee Responsibilities

18.	Annually prepare a report to shareholders as required by the SEC. The report shall be included in the Company’s annual proxy statement.

19.	Perform any other activities consistent with this Charter and the Company’s By-laws and governing law as the Committee or the Board deems necessary or appropriate.

20.	Maintain minutes of meetings and periodically report to the Board on significant results of the Committee’s meetings.

21.	Establish, review and update periodically a Code of Ethical Conduct and ensure that management has established a process to enforce this Code.

22.	Periodically perform self-assessment of Audit Committee performance.

23.	Review financial and accounting personnel succession planning within the Company.

24.
Annually review policies and procedures, as well as audit results, associated with expense accounts and perquisites of directors and officers. Review and pre-approve all “related party transactions” as defined under applicable NASDAQ rules.

IV. OUTSIDE ADVISORS

The Audit Committee shall have the authority to obtain such outside counsel, auditors , experts and other advisors as it determines is appropriate to assist the Audit Committee in performing its functions. The Audit Committee shall have sole authority to approve related fees and retention terms and shall receive appropriate funding from the Company, as determined by the Audit Committee, for payment of fees to any such advisors.

X PLEASE MARK VOTES AS IN THIS EXAMPLE

# REVOCABLE PROXY
# UNITY BANCORP, INC.

## ANNUAL MEETING OF SHAREHOLDERS
## APRIL 26, 2012

The undersigned hereby appoints James A. Hughes and Alan J. Bedner, and each of them, with full power of substitution, as proxies to vote all of the shares of the common stock of Unity Bancorp, Inc. (the "Company") that the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company, to be held at the Grand Colonial Restaurant, 86 Route 173 West, Clinton, NJ, on Thursday, April 26, 2012 at 3:00 P.M., and at any adjournment thereof. The undersigned hereby revokes any and all prior proxies given with respect to such meeting.

Please be sure to date and sign this proxy card in the box below.

Date ____________

Sign above ____________ Co-holder (if any) sign above ____________

When shares are held by joint tenants, both should sign. Executors, administrators, trustees, etc. should give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer.

| | For | With-hold | For All Except |
|---|---|---|---|
| 1. The election of the nominees listed below to serve on the Board of Directors of the Company for the terms set forth in the Company's proxy statement. | ☐ | ☐ | ☐ |

**INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.**

____________________________________________

4. In their discretion, such other business as may properly come before the meeting or any adjournment thereof.

**This Proxy will be voted as specified hereon. If no choice is specified, the Proxy will be voted "FOR" the proposals listed above.**

**This Proxy is solicited by the Board of Directors of the Company.**

**PLEASE CHECK BOX IF YOU PLAN TO ATTEND THE MEETING.** → ☐

**Detach above card, sign, date and mail in postage paid envelope provided.**

## UNITY BANCORP, INC.

### PLEASE ACT PROMPTLY

**PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.**

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

____________________________________________

____________________________________________

____________________________________________

5394

X PLEASE MARK VOTES AS IN THIS EXAMPLE

# REVOCABLE PROXY
# UNITY BANCORP, INC.

## ANNUAL MEETING OF SHAREHOLDERS
## APRIL 26, 2012

The undersigned hereby appoints James A. Hughes and Alan J. Bedner, and each of them, with full power of substitution, as proxies to vote all of the shares of the common stock of Unity Bancorp, Inc. (the "Company") that the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company, to be held at the Grand Colonial Restaurant, 86 Route 173 West, Clinton, NJ, on Thursday, April 26, 2012 at 3:00 P.M., and at any adjournment thereof. The undersigned hereby revokes any and all prior proxies given with respect to such meeting.

401K

| | For | With-hold | For All Except |
|---|---|---|---|
| 1. The election of the nominees listed below to serve on the Board of Directors of the Company for the terms set forth in the Company's proxy statement. | ☐ | ☐ | ☐ |

**INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.**

________________________________

4. In their discretion, such other business as may properly come before the meeting or any adjournment thereof.

**This Proxy will be voted as specified hereon. If no choice is specified, the Proxy will be voted "FOR" the proposals listed above.**

**This Proxy is solicited by the Board of Directors of the Company.**

**PLEASE CHECK BOX IF YOU PLAN TO ATTEND THE MEETING.** → ☐

Please be sure to date and sign this proxy card in the box below.

Date

Sign above — Co-holder (if any) sign above

When shares are held by joint tenants, both should sign. Executors, administrators, trustees, etc. should give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer.

**Detach above card, sign, date and mail in postage paid envelope provided.**

## UNITY BANCORP, INC.

**PLEASE ACT PROMPTLY**

**PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.**

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

________________________________

________________________________

________________________________

7519